Execution Version

SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

This SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT (this “Sixth Amendment”), dated as of March 30, 2017, is by and among Archrock Services, L.P., a limited partnership formed under the laws of the state of Delaware (the “Borrower”), Archrock, Inc., a corporation formed under the laws of the state of Delaware (“Parent”), the Guarantors party hereto, the Lenders listed on the signature pages attached hereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, Parent, the Administrative Agent and the financial institutions from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of July 10, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
B.    The Guarantors are parties to that certain Guaranty and Collateral Agreement, dated as of November 3, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”);
C.    The Borrower has requested that the Administrative Agent enter into certain cash management agreements with respect to (i) certain of the Borrower’s deposit accounts, pursuant to which the Administrative Agent and Wells Fargo Bank, National Association, in its capacity as depositary bank, would agree to certain arrangements with respect to cash of Archrock Partners Operating LLC, a Delaware limited liability company (“Archrock Partners Operating”), that may from time to time be deposited in such deposit accounts and (ii) certain deposit accounts of Archrock Partners Operating, pursuant to which Wells Fargo Bank, National Association, in its capacity as depositary bank, and the APLP Agent (as defined below) would agree to certain arrangements with respect to cash of the Borrower that may from time to time be deposited in such deposit account; and
D.    The undersigned Lenders desire to consent to the Administrative Agent’s execution and delivery of the Cash Management Agreements described herein and to amend the Credit Agreement as provided herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. Unless otherwise indicated, all references to Sections, Articles, Annexes and Schedules in this Sixth Amendment refer to Sections, Articles, Annexes and Schedules of the Credit Agreement.

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Section 2.    Amendments to Credit Agreement and Guaranty and Collateral Agreement.
2.1    Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“APLP Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent under the primary revolving credit facility for Archrock Partners Operating, together with any successors and assigns in such capacity from time to time.
“APLP Cash Collateral” has the meaning set forth in the AROC Cash Management Agreement.
“APLP Cash Management Agreement” means the APLP-WF Account Cash Management Agreement dated as of the Sixth Amendment Effective Date among the Borrower, Archrock Partners Operating, APLP Agent, the Administrative Agent and Wells Fargo Bank, National Association in its capacity as depositary bank.
“Archrock Partners Operating” means Archrock Partners Operating LLC, a Delaware limited liability company.
“AROC Cash Management Agreement” means the AROC-WF Account Cash Management Agreement dated as of the Sixth Amendment Effective Date among the Borrower, Archrock Partners Operating, APLP Agent, the Administrative Agent and Wells Fargo Bank, National Association in its capacity as depositary bank.
“Cash Management Agreements” means the AROC Cash Management Agreement and the APLP Cash Management Agreement.
“Sixth Amendment” means that certain Sixth Amendment and Consent to Credit Agreement and Second Amendment to Guaranty and Collateral Agreement dated as of March 30, 2017, by and among the Borrower, Parent, the Lenders party thereto and the Administrative Agent.
“Sixth Amendment Effective Date” means March 30, 2017.
2.2    Amendment and Restatement of Definition. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entireties to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, the Commitment Increase Certificates, the Additional Lender Certificates, the Letters of Credit, the Fee Letters, the Security Instruments, and each consent, waiver, subordination agreement, intercreditor agreement, Compliance Certificate, Borrowing Request,

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Letter of Credit Request or Interest Election Request executed by the Borrower pursuant to this Agreement.
“Security Instruments” means the Guaranty and Collateral Agreement, the Pledge Agreement, the Mortgages, the Account Control Agreements, the Cash Management Agreements and the other agreements, instruments or certificates described or referred to in Exhibit F, and any and all other agreements and instruments now or hereafter executed and delivered by the Borrower or any other Person (other than Hedging Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Secured Obligations pursuant to this Agreement or any Treasury Management Agreement) granting a Lien upon any Property as security for the payment or performance of the Secured Obligations.
2.3    Amendment to Section 8.06 (Collateral and Guarantees). The proviso in Section 8.06(a) of the Credit Agreement is hereby amended by deleting “or” at the end of clause (J), inserting a comma in the place thereof, adding “or” at the end of clause (K), and adding a new clause (L) to read in its entirety as follows:
“(L) any other property constituting APLP Cash Collateral”
2.4    Amendment to Section 9.11 (Disposition of Properties). Section 9.11 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (m), replacing “(m)” in clause (n) with “(n)”, renumbering clause (n) as clause (o), and adding a new clause (n) to read in its entirety as follows:
“(n) any Group Member may Dispose of any APLP Cash Collateral; and”
2.5    Amendment to Definition of Excluded Collateral in Guaranty and Collateral Agreement. The definition of “Excluded Collateral” in the Guaranty and Collateral Agreement is amended to renumber clause (xi) as clause (xii) and to add the following clause (xi) immediately before the word “and” at the end of clause (x): “(xi) any APLP Cash Collateral,”.
2.6    Amendment to Section 6.01 of Guaranty and Collateral Agreement. Section 6.01(d) of the Guaranty and Collateral Agreement is hereby amended by amending to read in full as follows:
(d)    Notwithstanding anything to the contrary herein, in any other Loan Document, or in any Account Control Agreement entered into pursuant to the requirements of the Loan Documents, Administrative Agent hereby agrees that it will not deliver any “Access Termination Notice” or “Disposition Instructions” or any equivalent notice of exclusive control, or otherwise exercise any equivalent rights, in each case under any Account Control Agreement unless, in any such case, either (x) an Event of Default has occurred and is continuing or (y) it is obligated to do so under the terms of any Cash Management Agreement.

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2.7    Amendment to Section 9.12 of Guaranty and Collateral Agreement. Section 9.12 of the Guaranty and Collateral Agreement is hereby amended by amending and restating the last sentence of such section to read in full as follows:
“In addition to the foregoing, in connection with any termination and release pursuant to Section 9.12(a), the Administrative Agent, at the written request and expense of the Borrower, will promptly provide the requisite notice under any Account Control Agreement in order to terminate such Account Control Agreement, except to the extent it is prohibited from providing such notice under the terms of any Cash Management Agreement.”
Section 3.    Consent.
3.1    Subject to the occurrence of the Sixth Amendment Effective Date (as defined in Section 4 below), the Majority Lenders hereby consent to the execution and delivery by the Administrative Agent of the Cash Management Agreements.
3.2    The consents set forth in this Section 3 are limited to the extent described herein and shall not be construed to be a consent to the modification of any other terms of the Credit Agreement or of the other Loan Documents, except as required to implement the consent set forth in this Section 3.
Section 4.    Conditions Precedent. This Sixth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):
4.1    The Administrative Agent shall have received from the Majority Lenders, the Borrower, and each Guarantor counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.
4.2    The Borrower shall have paid to the Administrative Agent all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Sixth Amendment.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the Sixth Amendment.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, except as specifically amended or consented to above, or as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment. The amendments contemplated

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hereby shall not limit or impair any Liens granted by the Borrower or any other Loan Party to secure the Secured Obligations, each of which are hereby ratified, affirmed and extended to secure the Secured Obligations as they may be extended pursuant hereto.
5.2    Representations and Warranties.
(a)    Ratification and Affirmation. The Borrower hereby: (i) acknowledges the terms of this Sixth Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments and consents contained herein; (iii) agrees that, from and after the Sixth Amendment Effective Date, each reference to the Credit Agreement or the Guaranty and Collateral Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Credit Agreement or the Guaranty and Collateral Agreement, as applicable, as amended by this Sixth Amendment; and (iv) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment, including the amendments and consents contained herein: (A) all of the representations and warranties made by the Borrower contained in each Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such specified earlier date; and (B) no Default or Event of Default has occurred and is continuing.
(b)    Corporate Authority; Enforceability; No Conflicts. The Borrower hereby represents and warrants to the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Sixth Amendment; (ii) the execution, delivery and performance by the Borrower of this Sixth Amendment has been duly authorized by all necessary action on its part; (iii) this Sixth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this Sixth Amendment by the Borrower and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Sixth Amendment nor the transactions contemplated hereby will (A) contravene, or result in a breach of, the Organization Documents of the Borrower, (B) violate any Governmental Requirement applicable to or binding upon the Borrower or any of its Properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or

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instrument to which the Borrower is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its Properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
5.3    No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Default or Event of Default which may exist, which may have occurred prior to the date of the effectiveness of this Sixth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Sixth Amendment shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default; (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents or any other contract or instrument.
5.4    Loan Document. This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.5    Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.6    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.
5.7    NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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5.8    GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

ARCHROCK SERVICES, L.P., a
        Delaware limited partnership, as the Borrower

        By:    /s/ David S. Miller
        Name:    David S. Miller
        Title:    Senior Vice President and
Chief Financial Officer
ARCHROCK, INC., a Delaware corporation,
as Parent

        By:    /s/ David S. Miller
        Name:    David S. Miller
        Title:    Senior Vice President and
Chief Financial Officer

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
and as a Lender

By:    /s/ Timothy P. Gebauer
Name:    Timothy P. Gebauer
Title:    Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender and Issuing Bank

By:    /s/ Michael Willis
Name:    Michael Willis
Title:    Managing Director

By:    /s/ David Gurghigian
Name:    David Gurghigian
Title:    Managing Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

BANK OF AMERICA, N.A., as a Lender and Issuing Bank

By:    /s/ Kimberley Cole
Name:    Kimberley Cole
Title:    Associate

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender and Issuing Bank

By:    /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

ROYAL BANK OF CANADA, as a Lender and Issuing Bank

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ J. Frazell
Name:    J. Frazell
Title:    Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

COMPASS BANK, as a Lender

By:    /s/ Michael Song
Name:    Michael Song
Title:    Senior Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Matthew Brice
Name:    Matthew Brice
Title:    Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:    /s/ Lexanne Cooper
Name:    Lexanne Cooper
Title:    Authorized Signatory

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Ushma Dedhiya
Name:    Ushma Dedhiya
Title:    Authorized Signatory

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

MUFG UNION BANK, N.A., as a Lender

By:    /s/ Stephen W. Warfel
Name:    Stephen W. Warfel
Title:    Managing Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Stephen A. Manto
Name:    Stephen A. Manto
Title:    Senior Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

REGIONS BANK, as a Lender

By:    /s/ David Valentine
Name:    David Valentine
Title:    Director

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Assistant Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

CITIBANK, N.A., as a Lender

By:    /s/ Saqeeb Ludhi
Name:    Saqeeb Ludhi
Title:    Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Senior Vice President

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Guaranty and Collateral Agreement, and agrees that each Loan Document to which it is a party, including the Guaranty and Collateral Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties made by such Guarantor contained in each Loan Document to which such Guarantor is a party, including the Guaranty and Collateral Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Sixth Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	ARCHROCK, INC.

By:    /s/ David S. Miller
Name: David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK SERVICES LEASING LLC

By:    /s/ David S. Miller
Name: David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK MLP LP LLC

By:    /s/ David S. Miller
Name: David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.

ARCHROCK GP LP LLC

By:    /s/ David S. Miller
Name: David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Reaffirmation and Ratification
Sixth Amendment – Archrock Services, L.P.